Fair value measurements	12 Months Ended
Mar. 31, 2013
Fair value measurements [Abstract]
Fair value measurements
22	Fair value measurements

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

The fair value of available-for-sale equity securities is based on quoted market prices on the last trading value as of March 31 2013. Such investments are classified as Level 1 in the hierarchy.

Short-term financial instruments (including cash and cash equivalents, accounts receivable, accounts payable, accrued expenses, other receivables/payables, amounts due to related parties, and short-term bank loan) - cost approximate their respective fair values due to their short-term nature.

Convertible notes - the estimated fair value was US$127,514 (RMB791,964) based on the level 3 valuation technique as compared to a carrying value of RMB751,781 (US$121,044) as of March 31, 2013. The estimated fair value of the convertible notes is based on a mark-to-model valuation model. Due to the fact that there is no active market for this instrument, the fair value of the convertible notes was estimated using a discounted cash flow analysis based on current borrowing rates for instruments with similar terms. In addition, the Company utilized other sources of information for the relevant market parameters in order to develop its fair value.